UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06377

BNY Mellon Municipal Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/19

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon AMT-Free Municipal Bond Fund

ANNUAL REPORT August 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon AMT-Free Municipal Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon AMT-Free Municipal Bond Fund (formerly, Dreyfus AMT-Free Municipal Bond Fund), covering the 12-month period from September 1, 2018 through August 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a strong summer, equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, the Fed commented that it would slow the pace of interest-rate increases, which helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period.

In fixed-income markets, returns were hampered early in the reporting period by rising interest rates and accelerating inflation. With the return of stock market volatility in October 2018, a flight to quality led to a rise in prices for U.S. Treasuries that continued through the end of the year, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing supportive policies. This helped to further buoy fixed-income instrument prices. At the end of July, the Fed cut the federal funds rate by 25 basis points. Both the U.S. and Global Bloomberg Barclays Aggregate Bond indices produced strong returns for the 12 months.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
September 16, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2018 through August 31, 2019, as provided by Daniel Rabasco and Thomas Casey, primary portfolio managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon AMT-Free Municipal Bond Fund’s (formerly, Dreyfus AMT-Free Municipal Bond Fund) Class A shares achieved a total return of 8.39%, Class C shares returned 7.58%, Class I shares returned 8.66%, Class Y shares returned 8.71%, and Class Z shares returned 8.64%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), produced a total return of 8.72%.2

Municipal bonds generally gained from a “flight to quality” and also received support from a shift in Federal Reserve (“Fed”) policy and favorable supply-and-demand dynamics. The fund produced slightly lower returns than the Index mainly due to asset allocation.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.

To pursue its goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax. The fund also seeks to provide income exempt from the federal alternative minimum tax.

The fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. The fund may invest the remaining 35% of its assets in municipal bonds with a credit rating lower than A, including municipal bonds rated below investment grade (“high yield” or “junk” bonds), or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc.

The fund’s portfolio managers focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by:

• Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and

• Actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

A “Flight to Quality” and Attractive Yields Drove Municipal Bonds

The municipal bond market experienced weakness early in the reporting period, but a variety of factors contributed to a subsequent rebound. Late in 2018, the U.S. economy was experiencing robust growth and a tightening labor market, resulting from the fiscal stimulus of the tax cut passed in December 2017. This raised concerns about inflation, which led the

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Fed to take a hawkish stance on interest rates. This continued through December 2018, when it raised the federal funds rate by a quarter point.

As economic data became more mixed, investors grew concerned that the Fed was too hawkish. This led to volatility in capital markets and a “flight to quality” that caused Treasury yields to fall and benefited the municipal bond market. The Fed then shifted its stance due to fears about an economic slowdown and the possible economic impact of tariffs. Fed officials said further rate hikes would be “data dependent,” leading many investors to expect a rate reduction later in 2019. In July 2019, the Fed cut the federal funds rate by a quarter point.

Municipal bonds also benefited from favorable supply-and-demand dynamics. New issuance growth was modestly positive but roughly in line with the same period in 2018. Demand was strong, responding to volatility in other markets, while investors in high-tax states took particular interest in the municipal bond market, as they felt the impact of the federal cap on the deductibility of state and local taxes.

The municipal bond yield curve flattened over the reporting period, with the short end of the curve responding to Fed rate increases early in the period. The long end of the curve flattened as investors reached for yield, attracted by the quality and low volatility of the asset class as well as by diminished concerns about inflation.

Generally, credit spreads tightened during the reporting period, with lower-quality issues outperforming those of higher quality. In addition, bonds with maturities of five years or longer outperformed those with shorter maturities.

Fundamentals in the municipal bond market remained healthy. Strong economic growth boosted tax revenues, fiscal balances and “rainy day” funds, though some of this improvement resulted from a one-time acceleration of tax payments after the tax-reform law was enacted. Pension funding also improved, though it remains a long-term concern.

Tobacco-Backed Bonds Hindered Fund Results

The fund’s performance compared to the Index lagged during the reporting period due primarily to security selection in the tobacco-backed bonds segment. Returns in this segment were hurt by declining consumption of tobacco stemming from the popularity of vaping and by the proposed ban on menthol cigarettes by the US Food & Drug Administration. An underweight to lower-grade, general obligation bonds also hindered performance, as this segment performed well.

On the positive side, duration was a primary driver of the fund’s performance, as it was underweight shorter maturities, which lagged, and overweight in longer maturities, which outperformed. In addition, the fund’s asset allocation also contributed positively because the fund was overweight in revenue bonds, which performed well. Within this segment, positions in the water & sewer, utilities, education and health care segments were especially notable. An overweight position in lower quality bonds also added to the fund’s performance. The fund hedged duration early in the reporting period in anticipation of rising interest rates, but this position had little effect on fund

4

performance, as it was quickly removed when the Fed shifted to a more accommodative stance.

On a more positive note, the fund’s performance was supported by positive contributions from curve positioning and from security selection. Longer-dated bonds performed well in a falling interest-rate environment, and the fund held an overweight position in longer maturities, boosting performance versus the benchmark. Security selection also contributed positively to the fund’s performance, particularly in the industrials sector.

A Constructive Investment Posture

We are maintaining a constructive investment posture. We anticipate that U.S. economic growth will slow modestly, given trade tensions and weakening global growth. We expect that the Fed may cut short-term interest rates again before the end of 2019, but we believe rates are generally unlikely to go much lower. Fundamentals are healthy among issuers, and they are largely prepared for any economic slowdown. But we expect supply-and-demand dynamics to become less supportive in the short term, as reinvestment of coupon payouts and maturing bonds declines late in the year. In addition to avoiding municipalities with pension-funding problems, we will selectively add attractively valued bonds if the fundamentals are supportive.

September 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Neither Class I, Class Y, nor Class Z shares are subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes. Capital gains, if any, are fully taxable. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S.-dollar denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

High yield bonds involve increased credit and liquidity risks compared with investment-grade bonds and are considered speculative in terms of the issuer’s ability to pay interest and repay principal on a timely basis.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares, and Class Z shares of BNY Mellon AMT-Free Municipal Bond Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A, Class C, Class I and Class Z shares of BNY Mellon AMT-Free Municipal Bond Fund on 8/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon AMT-Free Municipal Bond Fund with a hypothetical investment of $1,000,000 in the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”).

†  Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in each of the Class Y shares of BNY Mellon AMT-Free Municipal Bond Fund 8/31/09 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class Y shares and all other applicable fees and expenses on all classes. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 8/31/19
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	3/31/03	3.52%	2.76%	4.13%
without sales charge	3/31/03	8.39%	3.70%	4.61%
Class C shares
with applicable redemption charge †	3/31/03	6.58%	2.93%	3.83%
without redemption	3/31/03	7.58%	2.93%	3.83%
Class I shares	12/15/08	8.66%	3.96%	4.88%
Class Y shares	7/1/13	8.71%	4.08%	4.92%††
Class Z shares	5/6/94	8.64%	3.94%	4.84%
Bloomberg Barclays U.S. Municipal Bond Index		8.72%	3.85%	4.62%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon AMT-Free Municipal Bond Fund from March 1, 2019 to August 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2019

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$3.64	$7.53	$2.34	$2.34	$2.45
Ending value (after expenses)	$1,065.00	$1,060.20	$1,066.30	$1,066.80	$1,066.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2019

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$3.57	$7.38	$2.29	$2.29	$2.40
Ending value (after expenses)	$1,021.68	$1,017.90	$1,022.94	$1,022.94	$1,022.84

†  Expenses are equal to the fund‘s annualized expense ratio of .70% for Class A, 1.45% for Class C, .45% for Class I, .45% for Class Y and .47% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
August 31, 2019

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .3%
Collateralized Municipal-Backed Securities - .3%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificate, Revenue Bonds, Ser. M-048 (cost $2,513,114)	3.15	1/1/2036	2,495,000		2,746,546

Long-Term Municipal Investments - 99.6%
Alabama - 2.9%
Birmingham-Jefferson Civic Center Authority, Special Tax Bonds, Ser. A	5.00	7/1/2031	1,100,000		1,379,026
Birmingham-Jefferson Civic Center Authority, Special Tax Bonds, Ser. B	5.00	7/1/2043	3,555,000		4,227,713
Black Belt Energy Gas District, Revenue Bonds, Ser. B1, 1 Month LIBOR x .67 +.90%	2.39	12/1/2023	4,000,000	[a]	3,958,000
Jefferson County, Revenue Bonds, Refunding	5.00	9/15/2032	2,000,000		2,447,580
Jefferson County, Revenue Bonds, Refunding, (Insured; Assured Guaranty Municipal Corp.) Ser. C	0/6.60	10/1/2042	14,000,000	[b]	13,681,920
University of Alabama at Birmingham, Revenue Bonds, Ser. B	4.00	10/1/2037	3,595,000		4,203,094
				29,897,333
Arizona - 1.0%
Arizona State University, Revenue Bonds (Arizona State University)	5.00	8/1/2031	3,770,000		4,391,258
La Paz County Industrial Development Authority, Revenue Bonds (Charter Schools Solutions-Harmony Public Schools Project)	5.00	2/15/2036	1,750,000	[c]	2,002,420
Maricopa County Industrial Development Authority, Revenue Bonds (Banner Health) Ser. A	5.00	1/1/2041	2,500,000		3,057,750
The Industrial Development Authority of the City of Phoenix, Revenue Bonds, Refunding (Downtown Phoenix Student Housing) Ser. A	5.00	7/1/2037	1,000,000		1,189,380
				10,640,808
California - 5.3%
California, GO (Various Purpose)	5.00	10/1/2030	6,595,000		8,633,976

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.6% (continued)
California - 5.3% (continued)
California, GO, Refunding	5.00	8/1/2036	5,000,000		6,164,400
California, GO, Refunding (Various Purpose)	5.00	4/1/2033	7,355,000		9,647,186
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Providence Saint Joseph Health)	4.00	10/1/2036	5,000,000		5,627,700
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Sutter Health) Ser. B	5.00	11/15/2046	4,750,000		5,739,805
California State Public Works Board, Revenue Bonds, Ser. A	5.00	9/1/2027	5,260,000		6,238,571
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center)	5.00	12/1/2033	1,000,000	[c]	1,191,860
Golden State Tobacco Securitization Corporation, Revenue Bonds, Refunding, Ser. A-1	5.00	6/1/2027	3,875,000		4,728,663
Pittsburg Successor Agency Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2029	2,020,000		2,486,963
Sacramento North Natomas Community Facilities District No 4, Special Tax Bonds, Refunding, Ser. E	5.00	9/1/2030	1,000,000		1,136,780
San Mateo Foster City Public Financing Authority, Revenue Bonds (Clean Water Program)	4.00	8/1/2035	1,100,000		1,314,467
Southern California Power Authority, Revenue Bonds (Apex Power Project) Ser. A	5.00	7/1/2037	2,175,000		2,532,026
				55,442,397
Colorado - 5.3%
Colorado Health Facilities Authority, Revenue Bonds (Children's Hospital Colorado Project) Ser. A	5.00	12/1/2041	1,500,000		1,772,130
Colorado Health Facilities Authority, Revenue Bonds (Covenant Retirement Communities)	5.00	12/1/2043	3,925,000		4,612,268
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Adventist Health System)	5.00	11/19/2026	5,535,000		6,935,244

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Colorado - 5.3% (continued)
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Catholic Health Initiatives)	5.00	11/9/2022	2,900,000	[d] 3,240,895
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health) Ser. A	4.00	8/1/2049	3,000,000	3,302,520
Colorado Health Facilities Authority, Revenue Bonds, Refunding, Ser. A	4.00	1/1/2037	2,525,000	2,941,423
Colorado Health Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2021	3,000,000	[d] 3,158,250
Denver City and County , Revenue Bonds, Refunding, Ser. B	5.00	12/1/2043	4,000,000	5,013,440
Denver City and County , Revenue Bonds, Ser. B	5.00	11/15/2043	15,000,000	16,923,750
Denver Convention Center Hotel Authority, Revenue Bonds, Refunding	5.00	12/1/2031	1,500,000	1,763,310
Dominion Water & Sanitation District, Revenue Bonds	5.75	12/1/2036	2,000,000	2,146,160
Dominion Water & Sanitation District, Revenue Bonds	6.00	12/1/2046	3,500,000	3,770,585
				55,579,975
Connecticut - 2.1%
Connecticut, GO, Ser. A	5.00	10/15/2025	8,000,000	9,192,640
Connecticut, GO, Ser. C	5.00	6/15/2038	1,000,000	1,228,760
Connecticut, Revenue Bonds, Ser. A	5.00	10/1/2029	5,000,000	5,727,450
The Metropolitan District, Revenue Bonds (Green Bonds) Ser. A	5.00	11/1/2033	4,540,000	5,317,293
				21,466,143
District of Columbia - .6%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail) Ser. A	5.00	10/1/2037	2,000,000	2,507,760
Metropolitan Washington Airports Authority, Revenue Bonds, Ser. A	5.00	10/1/2035	4,000,000	4,150,400
				6,658,160
Florida - 8.4%
Central Florida Expressway Authority, Revenue Bonds, Refunding	5.00	7/1/2042	1,000,000	1,216,020
Citizens Property Insurance Corp., Revenue Bonds, Ser. A1	5.00	6/1/2025	13,000,000	15,520,700
Citizens Property Insurance Corp., Revenue Bonds, Ser. A1	5.00	6/1/2021	3,535,000	3,770,855
Escambia County, Revenue Bonds	5.00	10/1/2046	2,500,000	3,009,625

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Florida - 8.4% (continued)
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (St. Leo University Project)	5.00	3/1/2032	1,890,000		2,262,614
Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Refunding (Nova Southeastern University Project)	5.00	4/1/2028	1,250,000		1,501,913
Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Refunding (Nova Southeastern University Project)	5.00	4/1/2035	1,500,000		1,748,265
Florida Municipal Power Agency, Revenue Bonds, Ser. A	5.00	10/1/2031	2,000,000		2,402,000
Gainesville Utilities System, Revenue Bonds, Ser. A	5.00	10/1/2037	2,000,000		2,486,480
Hillsborough County Aviation Authority, Revenue Bonds (Tampa International Airport) Ser. A	5.00	10/1/2044	3,500,000		3,998,085
Lee County Transportation Facilities, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/2025	1,530,000		1,807,634
Miami Beach, Revenue Bonds, Refunding	5.00	9/1/2047	4,500,000		4,954,770
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding	5.00	2/1/2035	1,500,000		1,707,405
Miami-Dade County Expressway Authority, Revenue Bonds, Ser. A	5.00	7/1/2039	5,000,000		5,688,200
Miami-Dade County Expressway Authority, Revenue Bonds, Ser. A	5.00	7/1/2023	5,000,000		5,513,350
Miami-Dade County Seaport Department, Revenue Bonds, Ser. A	5.50	10/1/2042	3,000,000		3,426,690
Pinellas County Health Facilities Authority, Revenue Bonds, Refunding (BayCare Health) (Insured; National Public Finance Guarantee Corp.) Ser. A2	3.20	11/15/2023	1,000,000	[e]	1,000,000
School District of Broward County, COP, Refunding, Ser. A	5.00	7/1/2028	7,670,000		9,915,546
School District of Broward County, GO	5.00	7/1/2028	4,195,000		5,500,190
Sunshine Skyway Bridge, Revenue Bonds, Ser. A	4.00	7/1/2034	5,650,000		6,645,360

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Florida - 8.4% (continued)
Tampa, Revenue Bonds (BayCare) Ser. A	5.00	11/15/2046	3,500,000	4,157,545
				88,233,247
Georgia - 4.9%
Atlanta Department of Aviation, Revenue Bonds, Ser. C	5.00	7/1/2040	15,000,000	19,118,700
Atlanta Development Authority, Revenue Bonds, Ser. A1	5.25	7/1/2040	1,750,000	2,094,645
Fulton County Development Authority, Revenue Bonds (WellStar Health System) Ser. A	5.00	4/1/2036	1,000,000	1,202,620
Fulton County Development Authority, Revenue Bonds (WellStar Health System) Ser. A	5.00	4/1/2034	2,800,000	3,391,360
Georgia Municipal Electric Authority, Revenue Bonds (Project One) Ser. A	5.00	1/1/2021	4,000,000	4,195,360
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Project One) Ser. A	4.00	1/1/2021	5,000,000	5,178,700
Main Street Natural Gas, Revenue Bonds, Ser. B, 1 Month LIBOR x .67 +.75%	2.24	9/1/2023	10,250,000	[a] 10,314,062
Private Colleges & Universities Authority, Revenue Bonds, Refunding (Emory University) Ser. A	5.00	10/1/2043	5,200,000	5,876,676
				51,372,123
Illinois - 10.2%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	12/1/2030	1,500,000	1,842,750
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2029	2,000,000	2,470,980
Chicago Board of Education, Revenue Bonds	5.00	4/1/2046	1,500,000	1,711,440
Chicago II Waterworks, Revenue Bonds	5.00	11/1/2028	1,000,000	1,202,030
Chicago II Waterworks, Revenue Bonds	5.00	11/1/2028	1,455,000	1,674,763
Chicago II Waterworks, Revenue Bonds, Refunding	5.00	11/1/2025	2,940,000	3,510,683
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2034	7,300,000	8,524,575

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Illinois - 10.2% (continued)
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. D	5.25	1/1/2031	7,500,000	8,421,975
Chicago Park District, GO, Refunding (Insured; Build America Mutual Assurance Company) Ser. B	5.00	1/1/2029	2,895,000	3,283,712
Cook County, Revenue Bonds, Refunding	5.00	11/15/2036	5,000,000	6,037,250
Greater Chicago Metropolitan Water Reclamation District, GO (Green Bond) Ser. A	5.00	12/1/2044	3,000,000	3,408,600
Greater Chicago Metropolitan Water Reclamation District, GO, Refunding, Ser. A	5.00	12/1/2024	3,000,000	3,554,850
Illinois, Revenue Bonds, Refunding	5.00	6/15/2024	4,270,000	4,694,652
Illinois, Revenue Bonds, Ser. A	5.00	6/15/2031	3,600,000	4,302,972
Illinois Finance Authority, Revenue Bonds (Advocate Health Care Network)	5.00	6/1/2031	9,155,000	10,248,748
Illinois Finance Authority, Revenue Bonds (University of Illinois at Urbana)	5.00	10/1/2049	1,250,000	1,529,513
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System) Ser. A	5.00	11/15/2045	1,500,000	1,708,545
Illinois Finance Authority, Revenue Bonds, Refunding (Rehab Institute of Chicago) Ser. A	6.00	7/1/2043	3,250,000	3,704,740
Illinois Finance Authority, Revenue Bonds, Refunding (Rush University Medical Center) Ser. A	5.00	11/15/2034	3,000,000	3,475,230
Illinois Municipal Electric Agency, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2032	3,900,000	4,614,402
Illinois Toll Highway Authority, Revenue Bonds, Ser. B	5.00	1/1/2036	4,000,000	4,742,400
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) Ser. A	5.00	6/15/2042	3,500,000	3,704,435
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Project) Ser. B	5.00	6/15/2052	4,800,000	5,061,696
Railsplitter Tobacco Settlement Authority, Revenue Bonds	5.00	6/1/2026	4,285,000	5,236,441
University of Illinois, Revenue Bonds, Refunding (Auxiliary Facilities System) Ser. A	5.00	4/1/2027	7,500,000	8,407,500
				107,074,882

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Indiana - 3.8%
Ball State University, Revenue Bonds, Refunding	4.00	7/1/2035	1,200,000	1,404,324
Indiana Finance Authority, Revenue Bonds (CWA Authority Project) (Green Bonds) Ser. A	5.00	10/1/2030	1,750,000	2,154,933
Indiana Finance Authority, Revenue Bonds (CWA Authority Project) (Green Bonds) Ser. A	5.00	10/1/2029	1,225,000	1,515,423
Indiana Finance Authority, Revenue Bonds (CWA Authority Project) (Green Bonds) Ser. A	5.00	10/1/2028	1,150,000	1,428,323
Indiana Finance Authority, Revenue Bonds, Refunding (Community Health Network) Ser. A	5.00	5/1/2042	10,000,000	10,967,500
Indiana Health Facility Financing Authority, Revenue Bonds (Ascension Health Credit Group)	5.00	11/15/2036	3,890,000	4,639,953
Indiana Municipal Power Agency, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2036	3,765,000	4,545,070
Indiana Municipal Power Agency, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2037	7,500,000	9,027,525
Richmond Hospital Authority, Revenue Bonds, Refunding (Reid Hospital Project) Ser. A	5.00	1/1/2035	3,400,000	3,895,108
				39,578,159
Iowa - .8%
Iowa Finance Authority, Revenue Bonds (Genesis Health System)	5.00	7/1/2023	2,500,000	2,831,900
Iowa Finance Authority, Revenue Bonds, Refunding (UnityPoint Health) Ser. E	5.00	8/15/2033	5,105,000	6,035,182
				8,867,082
Kentucky - 3.3%
Kentucky Economic Development Finance Authority, Revenue Bonds, Refunding (Louisville Arena Authority) (Insured; Assured Guaranty Municipal Corporation) Ser. A	5.00	12/1/2047	3,500,000	3,846,920
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	4/1/2024	9,000,000	9,910,440
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	18,250,000	20,459,892
				34,217,252

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Louisiana - 2.6%
Lafayette Utilities, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	11/1/2044	1,500,000	1,856,235
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds (Westlake Chemical Corp.) Ser. A	6.50	8/1/2029	2,500,000	2,619,100
Louisiana Public Facilities Authority, Revenue Bonds (Franciscan Missionaries of Our Lady Health System Project) Ser. A	5.00	7/1/2047	4,250,000	4,978,152
Louisiana Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	5/15/2035	4,745,000	5,240,188
New Orleans Aviation Board, Revenue Bonds (General Airport-N Terminal Project) Ser. A	5.00	1/1/2048	3,500,000	4,139,520
New Orleans Aviation Board, Revenue Bonds (Parking Facilities) (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/2048	2,375,000	2,873,489
New Orleans Aviation Board, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2038	1,500,000	1,821,150
New Orleans Aviation Board, Revenue Bonds, Ser. A	5.00	1/1/2045	3,250,000	3,714,815
				27,242,649
Maine - .1%
Maine Health & Higher Educational Facilities Authority, Revenue Bonds (Maine General Medical Center)	7.50	7/1/2032	1,250,000	1,379,925
Maryland - .5%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds (Goucher College) Ser. A	5.00	7/1/2034	1,000,000	1,086,670
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (MedStar Health)	5.00	8/15/2038	1,000,000	1,152,150
Prince George's County, Special Obligation Bonds (National Harbor Project)	5.20	7/1/2034	2,600,000	2,610,088
				4,848,908

17

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Massachusetts - 1.4%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners HealthCare System)	5.00	7/1/2031	4,710,000		5,817,368
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners HealthCare System)	5.00	7/1/2030	4,420,000		5,482,259
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) Ser. A	5.00	7/1/2044	1,000,000		1,204,490
Metropolitan Boston Transit Parking Corp., Revenue Bonds, Refunding	5.00	7/1/2023	2,000,000		2,140,160
				14,644,277
Michigan - 5.0%
Brighton Area School District, GO, Refunding (Insured; AMBAC) Ser. II	0.00	5/1/2020	1,055,000	[f]	1,044,123
Detroit Community Schools a Public School Academy, Revenue Bonds	5.75	11/1/2035	715,000		530,208
Detroit School District, GO, Ser. A	6.00	5/1/2020	1,000,000		1,031,090
Great Lakes Water Authority Water Supply System, Revenue Bonds, Ser. B	5.00	7/1/2046	10,000,000		11,839,800
Karegnondi Water Authority, Revenue Bonds, Refunding	5.00	11/1/2041	2,620,000		3,113,896
Lansing Board of Water & Light, Revenue Bonds, Ser. A	5.50	7/1/2041	2,500,000		2,684,025
Michigan Building Authority, Revenue Bonds, Refunding, Ser. I	5.00	10/15/2045	5,000,000		5,923,200
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2032	3,000,000		3,482,250
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2030	1,500,000		1,749,735
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. D1	5.00	7/1/2035	1,520,000		1,747,954
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Group) Ser. A	5.00	12/1/2042	1,000,000		1,213,900

18

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Michigan - 5.0% (continued)
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Group) Ser. MI1	5.00	12/1/2048	5,000,000	6,111,550
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. D1	5.00	7/1/2035	1,190,000	1,402,891
Monroe County Economic Development Corp., Revenue Bonds, Refunding (DTE Electric Project) (Insured; National Public Finance Guarantee Corp.) Ser. AA	6.95	9/1/2022	2,000,000	2,325,520
Wayne County Airport Authority, Revenue Bonds	5.00	12/1/2038	5,000,000	6,238,600
Wayne County Airport Authority, Revenue Bonds, Ser. D	5.00	12/1/2029	1,700,000	2,059,618
				52,498,360
Minnesota - .5%
Minneapolis-Saint Paul Metropolitan Airports Commission, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2022	1,210,000	1,317,908
Southern Minnesota Municipal Power Agency, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	1/1/2025	4,505,000	[f] 4,172,576
				5,490,484
Missouri - 1.1%
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (CoxHealth) Ser. A	5.00	11/15/2030	3,000,000	3,563,460
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (SSM Health Care) Ser. A	5.00	6/1/2029	4,000,000	4,642,720
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Lukes Health System) Ser. A	5.00	11/15/2043	1,000,000	1,207,780
Missouri Joint Municipal Electric Utility Commission, Revenue Bonds, Refunding (Prairie State Project) Ser. A	5.00	12/1/2031	2,000,000	2,370,460
				11,784,420

19

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Nebraska - 1.1%
Public Power Generation Agency, Revenue Bonds, Refunding	5.00	1/1/2038	3,655,000	4,327,081
Public Power Generation Agency, Revenue Bonds, Refunding	5.00	1/1/2037	5,050,000	5,992,986
Public Power Generation Agency, Revenue Bonds, Refunding (Whelan Energy Center Unit)	5.00	1/1/2030	1,380,000	1,617,815
				11,937,882
Nevada - 1.4%
Clark County, GO	5.00	11/1/2038	8,410,000	9,533,155
Las Vegas Valley Water District, GO, Ser. B	5.00	6/1/2042	2,500,000	2,735,800
Reno, Revenue Bonds, Refunding (Reno Transportation Rail Access Project)	5.00	6/1/2048	2,000,000	2,437,000
				14,705,955
New Hampshire - .2%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Covanta Project)	4.63	11/1/2042	2,000,000	[c] 2,120,260
New Jersey - 3.4%
New Jersey Economic Development Authority, Revenue Bonds, Refunding (School Facilities Construction) Ser. NN	5.00	3/1/2028	2,250,000	2,479,050
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. WW	5.25	6/15/2029	1,400,000	1,632,946
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. WW	5.25	6/15/2031	4,000,000	4,622,120
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	3,500,000	4,106,445
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Virtua Health)	5.00	7/1/2029	1,000,000	1,150,840
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	3,000,000	3,445,800
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2036	5,000,000	5,958,350
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	10,595,000	12,415,645
				35,811,196

20

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.6% (continued)
New York - 4.7%
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Ser. A	5.00	11/15/2051	5,000,000		5,355,450
New York City, GO, Ser. 1-I	5.00	3/1/2025	3,300,000		3,858,888
New York City Transitional Finance Authority, Revenue Bonds, Ser. S1	5.00	7/15/2037	5,340,000		6,431,603
New York Counties Tobacco Trust V, Revenue Bonds, Ser. S2	0.00	6/1/2050	5,350,000	[f]	825,666
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	4,000,000	[c]	4,443,160
New York Liberty Development Corp., Revenue Bonds, Refunding (Goldman Sachs Headquarters)	5.25	10/1/2035	2,500,000		3,480,225
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	2/15/2043	9,000,000		10,125,990
New York State Dormitory Authority, Revenue Bonds, Ser. B	5.00	2/15/2031	5,000,000		5,983,650
New York State Thruway Authority, Revenue Bonds, Refunding, Ser. J	5.00	1/1/2027	2,000,000		2,319,120
Port Authority of New York & New Jersey, Revenue Bonds (Consolidated Bonds, 184th Series)	5.00	9/1/2039	5,000,000		5,846,850
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C (LOC; State Street B&T Co.)	1.37	1/2/2032	1,000,000	[g]	1,000,000
				49,670,602
North Carolina - .9%
Charlotte Airport, Revenue Bonds, Ser. A	5.00	7/1/2042	3,000,000		3,687,090
North Carolina Medical Care Commission, Revenue Bonds, Refunding (Vidant Health)	5.00	6/1/2032	3,050,000		3,602,416
North Caroline Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2029	1,775,000		2,190,332
				9,479,838
Ohio - 1.6%
Allen County Hospital Facilities, Revenue Bonds, Refunding (Catholic Health Partners)	5.00	5/1/2042	5,000,000		5,384,200

21

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Ohio - 1.6% (continued)
Butler County, Revenue Bonds (Kettering Health Network Obligated Group Project)	6.38	4/1/2036	2,000,000		2,151,600
Cleveland, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	1/1/2031	1,000,000		1,167,670
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.25	2/15/2047	2,000,000		2,331,220
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (Case Western Reserve University Project) (Insured; National Public Finance Guarantee Corp.)	5.25	12/1/2025	2,985,000		3,723,817
Ohio State University, Revenue Bonds, Refunding, Ser. D	5.00	12/1/2023	40,000		46,483
Ohio Turnpike & Infrastructure Commission, Revenue Bonds (Infrastructure Projects) Ser. A1	5.25	2/15/2039	2,000,000		2,243,180
				17,048,170
Oregon - .2%
Benton & Linn Counties Consolidated School District No 509J & 509A Corvallis, GO (Insured; School Board Guaranty) Ser. A	0/5.00	6/15/2038	1,750,000	[b]	2,122,663
Pennsylvania - 7.6%
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding, Ser. A	4.00	7/15/2035	1,850,000		2,139,044
Allegheny County Port Authority, Revenue Bonds, Refunding	5.25	3/1/2023	2,600,000		2,753,374
Allentown City School District, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	2/1/2030	2,300,000		2,949,313
Berks County Industrial Development Authority, Revenue Bonds, Refunding (Tower Health Project)	5.00	11/1/2047	3,600,000		4,230,180
Centre County Hospital Authority, Revenue Bonds, Refunding (Mount Nittany Medical Center)	5.00	11/15/2046	1,750,000		2,016,018
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2032	3,500,000		4,367,580
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2031	1,250,000		1,564,988

22

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Pennsylvania - 7.6% (continued)
Delaware Valley Regional Finance Authority, Revenue Bonds, Ser. C, 1 Month MUNIPSA +.53%	1.88	9/1/2023	8,000,000	[a] 8,035,520
Lancaster County Hospital Authority, Revenue Bonds, Refunding (University of Pennsylvania Health System)	5.00	8/15/2046	9,185,000	10,875,316
Montgomery County Industrial Development Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities)	5.00	11/15/2036	5,000,000	5,916,850
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2026	3,750,000	4,675,913
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2024	5,000,000	5,829,550
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	5.00	12/1/2042	3,000,000	3,316,560
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2035	2,000,000	2,378,660
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.25	12/1/2048	4,000,000	4,953,240
Philadelphia Airport, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2047	5,040,000	6,102,180
State Public School Building Authority, Revenue Bonds	5.00	4/1/2027	2,235,000	2,432,283
The Philadelphia School District, GO, Refunding, Ser. F	5.00	9/1/2035	3,500,000	4,153,870
The Philadelphia School District, GO, Ser. A	5.00	9/1/2038	1,000,000	1,216,720
				79,907,159
South Carolina - 1.7%
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities Inc.)	5.00	11/15/2047	5,500,000	6,403,595
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper Project) Ser. B	5.13	12/1/2043	7,500,000	8,414,100
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper Project) Ser. C	5.00	12/1/2036	2,500,000	2,682,375
				17,500,070

23

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Tennessee - .7%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds, Refunding (Lipscomb University Project)	5.00	10/1/2036	1,000,000	1,249,490
Tennessee Energy Acquisition Corp., Revenue Bonds	4.00	11/1/2025	5,000,000	5,621,250
				6,870,740
Texas - 10.5%
Austin Convention Enterprises, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2033	1,000,000	1,192,410
Austin Water & Wastewater System, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2043	8,100,000	9,123,597
Central Texas Regional Mobility Authority, Revenue Bonds, Refunding	5.00	1/1/2028	1,500,000	1,803,420
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. C	5.00	8/15/2031	2,500,000	2,877,400
Dallas, GO, Refunding	5.00	2/15/2030	2,000,000	2,304,780
Dallas, GO, Refunding, Ser. A	5.00	2/15/2026	3,235,000	3,651,247
Dallas/Fort Worth International Airport, Revenue Bonds, Refunding, Ser. B	5.00	11/1/2035	3,000,000	3,129,570
Fort Bend Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. A	5.00	8/15/2026	1,835,000	2,176,127
Garland Electric Utility System, Revenue Bonds, Refunding	5.00	3/1/2044	2,500,000	3,116,250
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Baylor College of Medicine)	5.00	11/15/2024	4,135,000	4,877,605
Houston Airport System, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2027	6,090,000	6,722,446
Houston Airport System, Revenue Bonds, Refunding, Ser. D	5.00	7/1/2039	4,000,000	4,968,760
Hurst-Euless-Bedford Independent School District, GO	4.00	8/15/2035	1,400,000	1,647,128
Lower Colorado River Authority, Revenue Bonds, Refunding	5.00	5/15/2039	4,500,000	5,011,155
Lower Colorado River Authority, Revenue Bonds, Refunding	5.00	5/15/2032	800,000	946,768
Lower Colorado River Authority, Revenue Bonds, Refunding	5.00	5/15/2046	3,800,000	4,503,304
North Texas Tollway Authority, Revenue Bonds, Refunding	5.00	1/1/2048	1,500,000	1,809,360

24

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Texas - 10.5% (continued)
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2038	1,925,000	2,150,398
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2039	5,500,000	6,512,550
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2038	5,815,000	6,747,959
Northside Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	5.00	8/15/2043	7,000,000	7,961,380
Plano Independent School District, Revenue Bonds, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. A	5.00	2/15/2026	6,095,000	7,559,446
San Antonio Electric & Gas Systems, Revenue Bonds	5.00	2/1/2043	5,000,000	5,572,700
Socorro Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. A	5.00	8/15/2027	3,705,000	4,380,236
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Baylor Scott & White Health) Ser. A	5.00	11/15/2045	2,500,000	2,925,275
Texas Public Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	2/1/2036	2,675,000	3,132,425
West Harris County Regional Water Authority, Revenue Bonds, Refunding	4.00	12/15/2045	2,750,000	3,178,285
				109,981,981
U.S. Related - .4%
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Corp.) Ser. L	5.25	7/1/2041	3,700,000	4,095,197
Utah - .4%
Salt Lake City, Revenue Bonds, Ser. B	5.00	7/1/2037	1,000,000	1,228,820
Salt Lake City, Revenue Bonds, Ser. B	5.00	7/1/2036	1,350,000	1,663,700
Utah Charter School Finance Authority, Revenue Bonds	5.00	10/15/2043	1,150,000	1,362,394
				4,254,914
Virginia - .2%
Winchester Economic Development Authority, Revenue Bonds, Refunding (Valley Health System)	5.00	1/1/2035	1,560,000	1,840,254

25

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Washington - 2.1%
Port of Seattle, Revenue Bonds, Refunding, Ser. B	5.00	3/1/2035	3,000,000	3,471,600
Washington Convention Center Public Facilities District, Revenue Bonds	5.00	7/1/2058	11,250,000	13,449,262
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence Health & Services) Ser. A	5.00	10/1/2042	5,000,000	5,484,650
				22,405,512
West Virginia - .5%
West Virginia University, Revenue Bonds (West Virginia University Projects) Ser. B	5.00	10/1/2036	4,500,000	4,794,615
Wisconsin - 2.2%
Public Finance Authority, Revenue Bonds (KU Campus Development Corp. Project)	5.00	3/1/2035	7,000,000	8,465,870
Public Finance Authority, Revenue Bonds, Refunding (Renown Regional Medical Center) Ser. A	5.00	6/1/2040	4,000,000	4,700,000
Public Finance Authority, Revenue Bonds, Refunding (WakeMed Hospital) Ser. A	5.00	10/1/2044	3,110,000	3,804,339
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Ascension Senior Credit Group) Ser. A	5.00	11/15/2029	4,500,000	5,522,400
				22,492,609
Total Long-Term Municipal Investments (cost $975,068,219)			1,043,956,201
Total Investments (cost $977,581,333)			99.9%	1,046,702,747
Cash and Receivables (Net)			0.1%	1,394,416
Net Assets			100.0%	1,048,097,163

a Variable rate security—rate shown is the interest rate in effect at period end.

b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, these securities were valued at $9,757,700 or .93% of net assets.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e Auction Rate Security—interest rate is reset periodically under an auction process that is conducted by an auction agent. Rate shown is the interest rate in effect at period end.

f Security issued with a zero coupon. Income is recognized through the accretion of discount.

g The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

26

Portfolio Summary (Unaudited) †	Value (%)
Medical	17.9
General	16.9
Airport	10.9
Transportation	10.2
Education	7.5
Water	7.2
Power	6.5
General Obligation	6.4
School District	4.4
Tobacco Settlement	4.2
Development	1.6
Nursing Homes	1.6
Facilities	1.6
Utilities	1.0
Special Tax	.6
Prerefunded	.6
Pollution	.4
Multifamily Housing	.3
Housing	.1
99.9

† Based on net assets.

See notes to financial statements.

27

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
EURIBOR	Euro Interbank Offered Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LIBOR	London Interbank Offered Rate	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	NAN	Note Anticipation Notes
MERLOTS	Municipal Exempt Receipts Liquidity Option Tender	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFRRATE	Secured Overnight Financing Rate	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

See notes to financial statements.

28

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	977,581,333	1,046,702,747
Cash		2,862,625
Receivable for investment securities sold		15,847,448
Interest receivable		10,420,869
Receivable for shares of Common Stock subscribed		1,043,688
Prepaid expenses		63,114
		1,076,940,491
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		457,416
Payable for investment securities purchased		25,118,578
Payable for shares of Common Stock redeemed		3,118,510
Directors fees and expenses payable		27,772
Other accrued expenses		121,052
		28,843,328
Net Assets ($)		1,048,097,163
Composition of Net Assets ($):
Paid-in capital		978,995,260
Total distributable earnings (loss)		69,101,903
Net Assets ($)		1,048,097,163

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	398,068,034	15,837,032	462,544,648	1,068	171,646,381
Shares Outstanding	27,224,894	1,083,014	31,621,268	73	11,732,313
Net Asset Value Per Share ($)	14.62	14.62	14.63	14.63	14.63

See notes to financial statements.

29

STATEMENT OF OPERATIONS
Year Ended August 31, 2019

Investment Income ($):
Interest Income	32,038,775
Expenses:
Management fee—Note 3(a)	5,856,439
Shareholder servicing costs—Note 3(c)	1,370,444
Distribution fees—Note 3(b)	131,140
Directors’ fees and expenses—Note 3(d)	118,571
Registration fees	112,520
Professional fees	96,101
Prospectus and shareholders’ reports	26,305
Loan commitment fees—Note 2	24,953
Custodian fees—Note 3(c)	21,520
Miscellaneous	68,066
Total Expenses	7,826,059
Less—reduction in expenses due to undertaking—Note 3(a)	(2,228,109)
Less—reduction in fees due to earnings credits—Note 3(c)	(21,520)
Net Expenses	5,576,430
Investment Income—Net	26,462,345
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,331,799
Net realized gain (loss) on futures	(62,474)
Net Realized Gain (Loss)	2,269,325
Net change in unrealized appreciation (depreciation) on investments	51,581,712
Net Realized and Unrealized Gain (Loss) on Investments	53,851,037
Net Increase in Net Assets Resulting from Operations	80,313,382

See notes to financial statements.

30

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2019	2018[a]
Operations ($):
Investment income—net	26,462,345	29,016,225
Net realized gain (loss) on investments	2,269,325	9,928,773
Net change in unrealized appreciation (depreciation) on investments	51,581,712	(33,779,250)
Net Increase (Decrease) in Net Assets Resulting from Operations	80,313,382	5,165,748
Distributions ($):
Distributions to shareholders:
Class A	(9,973,766)	(11,730,609)
Class C	(321,064)	(474,595)
Class I	(11,379,535)	(11,414,792)
Class Y	(29)	(33)
Class Z	(4,739,237)	(5,255,293)
Total Distributions	(26,413,631)	(28,875,322)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	35,447,695	22,393,428
Class C	3,793,960	3,266,524
Class I	174,374,419	177,356,828
Class Z	1,883,475	2,052,696
Distributions reinvested:
Class A	8,528,403	9,880,218
Class C	232,358	339,076
Class I	9,063,702	8,542,598
Class Z	3,556,426	3,955,624
Cost of shares redeemed:
Class A	(63,177,135)	(81,723,810)
Class C	(9,641,747)	(12,140,757)
Class I	(140,867,643)	(138,584,623)
Class Z	(12,977,592)	(15,484,606)
Increase (Decrease) in Net Assets from Capital Stock Transactions	10,216,321	(20,146,804)
Total Increase (Decrease) in Net Assets	64,116,072	(43,856,378)
Net Assets ($):
Beginning of Period	983,981,091	1,027,837,469
End of Period	1,048,097,163	983,981,091

31

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2019	2018[a]
Capital Share Transactions (Shares):
Class Ab,c
Shares sold	2,537,073	1,600,341
Shares issued for distributions reinvested	608,609	710,167
Shares redeemed	(4,537,964)	(5,863,746)
Net Increase (Decrease) in Shares Outstanding	(1,392,282)	(3,553,238)
Class Cb,c
Shares sold	273,881	233,686
Shares issued for distributions reinvested	16,612	24,343
Shares redeemed	(693,242)	(865,996)
Net Increase (Decrease) in Shares Outstanding	(402,749)	(607,967)
Class Ib
Shares sold	12,446,548	12,719,258
Shares issued for distributions reinvested	645,376	614,132
Shares redeemed	(10,157,239)	(9,963,144)
Net Increase (Decrease) in Shares Outstanding	2,934,685	3,370,246
Class Zb
Shares sold	134,420	146,876
Shares issued for distributions reinvested	253,558	284,212
Shares redeemed	(924,488)	(1,113,417)
Net Increase (Decrease) in Shares Outstanding	(536,510)	(682,329)

[a] Distributions to shareholders include only distributions from net investment income.

[b] During the period ended August 31, 2019, 10,787 Class C shares representing $151,868 were exchanged for 10,791 Class I shares and 1,942 Class A shares representing $27,417 were exchanged for 1,944 Class I shares and during the period ended August 31, 2018, 9,103 Class A shares representing $125,648 were exchanged for 9,118 Class Z shares and 3,826 Class C shares representing $53,904 were exchanged for 3,672 Class A shares.

[c] During the period ended August 31, 2019, 1,729 Class C shares representing $23,931 were automatically converted to 1,730 Class A shares and during the period ended August 31, 2018, 77,807 Class C shares representing $1,097,136 were automatically converted to 77,868 Class A shares.

See notes to financial statements.

32

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.84	14.17	14.57	14.02	14.10
Investment Operations:
Investment income—net[a]	.36	.39	.41	.43	.47
Net realized and unrealized gain (loss) on investments	.78	(.34)	(.40)	.55	(.08)
Total from Investment Operations	1.14	.05	.01	.98	.39
Distributions:
Dividends from investment income—net	(.36)	(.38)	(.41)	(.43)	(.47)
Net asset value, end of period	14.62	13.84	14.17	14.57	14.02
Total Return (%)[b]	8.39	.40	.11	7.10	2.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.94	.94	.94	.94
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	2.58	2.77	2.90	3.02	3.32
Portfolio Turnover Rate	17.80	29.95	13.25	8.21	11.76
Net Assets, end of period ($ x 1,000)	398,068	396,169	455,772	540,019	487,129

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

33

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.84	14.17	14.57	14.02	14.10
Investment Operations:
Investment income—net[a]	.26	.28	.30	.32	.36
Net realized and unrealized gain (loss) on investments	.78	(.33)	(.40)	.55	(.08)
Total from Investment Operations	1.04	(.05)	(.10)	.87	.28
Distributions:
Dividends from investment income—net	(.26)	(.28)	(.30)	(.32)	(.36)
Net asset value, end of period	14.62	13.84	14.17	14.57	14.02
Total Return (%)[b]	7.58	(.35)	(.64)	6.30	2.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71	1.70	1.70	1.70	1.71
Ratio of net expenses to average net assets	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets	1.84	2.01	2.15	2.25	2.57
Portfolio Turnover Rate	17.80	29.95	13.25	8.21	11.76
Net Assets, end of period ($ x 1,000)	15,837	20,570	29,663	36,229	23,940

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

34

		Year Ended August 31,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.85	14.17	14.58	14.02	14.11
Investment Operations:
Investment income—net[a]	.40	.42	.44	.46	.50
Net realized and unrealized gain (loss) on investments	.78	(.32)	(.41)	.57	(.09)
Total from Investment Operations	1.18	.10	.03	1.03	.41
Distributions:
Dividends from investment income—net	(.40)	(.42)	(.44)	(.47)	(.50)
Net asset value, end of period	14.63	13.85	14.17	14.58	14.02
Total Return (%)	8.66	.72	.29	7.44	2.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68	.69	.69	.71	.70
Ratio of net expenses to average net assets	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.83	3.01	3.15	3.19	3.56
Portfolio Turnover Rate	17.80	29.95	13.25	8.21	11.76
Net Assets, end of period ($ x 1,000)	462,545	397,293	358,809	280,013	74,412

a Based on average shares outstanding.

See notes to financial statements.

35

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.85	14.18	14.58	14.03	14.11
Investment Operations:
Investment income—net[a]	.40	.45	.45	.51	.51
Net realized and unrealized gain (loss) on investments	.78	(.34)	(.40)	.54	(.08)
Total from Investment Operations	1.18	.11	.05	1.05	.43
Distributions:
Dividends from investment income—net	(.40)	(.44)	(.45)	(.50)	(.51)
Net asset value, end of period	14.63	13.85	14.18	14.58	14.03
Total Return (%)	8.71	.84	.46	7.60	3.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.65	.64	.61	3.31	4.19
Ratio of net expenses to average net assets	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.88	3.21	3.24	3.49	3.59
Portfolio Turnover Rate	17.80	29.95	13.25	8.21	11.76
Net Assets, end of period ($ x 1,000)	1	1	1	1	1

a Based on average shares outstanding.

See notes to financial statements.

36

		Year Ended August 31,
Class Z Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	13.85	14.18	14.58	14.03	14.11
Investment Operations:
Investment income—net[a]	.40	.42	.44	.47	.50
Net realized and unrealized gain (loss) on investments	.77	(.34)	(.40)	.54	(.08)
Total from Investment Operations	1.17	.08	.04	1.01	.42
Distributions:
Dividends from investment income—net	(.39)	(.41)	(.44)	(.46)	(.50)
Net asset value, end of period	14.63	13.85	14.18	14.58	14.03
Total Return (%)	8.64	.62	.34	7.34	3.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.69	.69	.70	.71	.69
Ratio of net expenses to average net assets	.47	.48	.47	.49	.47
Ratio of net investment income to average net assets	2.82	2.99	3.13	3.25	3.55
Portfolio Turnover Rate	17.80	29.95	13.25	8.21	11.76
Net Assets, end of period ($ x 1,000)	171,646	169,947	183,593	198,501	197,104

a Based on average shares outstanding.

See notes to financial statements.

37

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon AMT-Free Municipal Bond Fund (the “fund”) is a separate non-diversified series of BNY Mellon Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus AMT-Free Municipal Bond Fund to BNY Mellon AMT-Free Municipal Bond Fund and the Company changed its name from Dreyfus Municipal Funds, Inc. to BNY Mellon Municipal Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 1.1 billion shares of $.001 par value Common Stock. The fund currently has authorized six classes of shares: Class A (200 million shares authorized), Class C (200 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized), Class Y (100 million shares authorized) and Class Z (400 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses

38

on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2019, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

39

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

40

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Municipal-Backed Securities	-	2,746,546	-	2,746,546
Municipal Securities	-	1,043,956,201	-	1,043,956,201

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the

41

NOTES TO FINANCIAL STATEMENTS (continued)

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $1,117,492 and unrealized appreciation $69,076,669. In addition, the fund had $41,488 of capital losses realized after October 31, 2018, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2019 and August 31, 2018 were as follows: tax-exempt income $26,413,006 and $28,726,368, and ordinary income $625 and $148,954, respectively.

During the period ended August 31, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, capital loss carryover expiration and dividend reclassification, the fund increased total distributable earnings (loss) by $519,994 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(e) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended August 31, 2019.

42

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from September 1, 2018 through December 31, 2019 to waive receipt of its fees and/or assume the expenses of the fund, so that total annual fund operating expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. The Adviser may terminate this agreement upon at least 90 days prior notice to shareholders, but has committed not to do so until at least December 31, 2019. The reduction in expenses, pursuant to the undertaking, amounted to $2,228,109 during the period ended August 31, 2019.

During the period ended August 31, 2019, the Distributor retained $4,727 from commissions earned on sales of the fund’s Class A shares and $174 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an

43

NOTES TO FINANCIAL STATEMENTS (continued)

annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2019, Class C shares were charged $131,140 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2019, Class A and Class C shares were charged $967,382 and $43,713, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2019, Class Z shares were charged $36,979 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2019, the fund was charged $79,911 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity.

44

During the period ended August 31, 2019, the fund was charged $21,520 pursuant to the custody agreement. These fees were offset by earnings credits of $21,520.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended August 31, 2019, the fund was charged $3,695 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended August 31, 2019, the fund was charged $11,539 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $531,719, Distribution Plan fees $10,129, Shareholder Services Plan fees $87,595, custodian fees $4,500, Chief Compliance Officer fees $2,252 and transfer agency fees $20,826, which are offset against an expense reimbursement currently in effect in the amount of $199,605.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended August 31, 2019, amounted to $199,784,441 and $172,639,975, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended August 31, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which

45

NOTES TO FINANCIAL STATEMENTS (continued)

the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. At August 31, 2019 there were no futures outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended August 31, 2019:

Average Market Value ($)
Interest rate futures	1,164,736

At August 31, 2019, the cost of investments for federal income tax purposes was $977,626,078; accordingly, accumulated net unrealized appreciation on investments was $69,076,669, consisting of $69,521,185, gross unrealized appreciation and $444,516 gross unrealized depreciation.

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon AMT-Free Municipal Bond Fund (formerly, Dreyfus AMT-Free Municipal Bond Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon AMT-Free Municipal Bond Fund (the “Fund”) (formerly, Dreyfus AMT-Free Municipal Bond Fund) (one of the funds constituting BNY Mellon Municipal Funds, Inc.), including the statement of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Municipal Funds, Inc.) at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
October 24, 2019

47

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2019 as “exempt-interest dividends” (not generally subject to regular federal income tax) except $625 that is being designated as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2019 calendar year on Form 1099-DIV, which will be mailed in early 2020.

48

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 120

———————

Joni Evans (77)
Board Member (1991)
Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 20

———————

Joan Gulley (72)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 50

———————

Ehud Houminer (79)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 50

———————

49

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Alan H. Howard (60)
Board Member (2018)
Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – present)

• President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board Member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019); Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – 2019)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2014 – present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, a designer and manufacturer of watches, Director (1997-present)

No. of Portfolios for which Board Member Serves: 20

———————

Robin A. Melvin (56)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 97

———————

Burton N. Wallack (68)
Board Member (1991)
Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

Board member, Mount Sinai Hospital (2017-present)

No. of Portfolios for which Board Member Serves: 20

———————

Benaree Pratt Wiley (73)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 76

———————

50

INTERESTED BOARD MEMBER
Gordon J. Davis (78)
Board Member (1995)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

51

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since January 2018.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 31 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

52

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

53

For More Information

BNY Mellon AMT-Free Municipal Bond Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DMUAX Class C: DMUCX Class I: DMBIX Class Y: DMUYX Class Z: DRMBX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0319AR0819

BNY Mellon High Yield Municipal Bond Fund

ANNUAL REPORT August 31, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon High Yield Municipal Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon High Yield Municipal Bond Fund (formerly Dreyfus High Yield Municipal Bond Fund), covering the 12-month period from September 1, 2018 through August 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

After a strong summer, equity markets weakened in the fourth quarter of 2018, as concerns about rising interest rates, trade tensions and slowing global growth provided downward pressure on returns. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, the Fed commented that it would slow the pace of interest-rate increases, which helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June. However, despite continued supportive central bank policies, pockets of volatility persisted through the end of the period.

In fixed-income markets, returns were hampered early in the reporting period by rising interest rates and accelerating inflation. With the return of stock market volatility in October 2018, a flight to quality led to a rise in prices for U.S. Treasuries that continued through the end of the year, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing supportive policies. This helped to further buoy fixed-income instrument prices. At the end of July, the Fed cut the federal funds rate by 25 basis points. Both the U.S. and Global Bloomberg Barclays Aggregate Bond indices produced strong returns for the 12 months.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
September 16, 2019

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2018 through August 30, 2019, as provided by Daniel Barton and Jeffrey Burger, primary portfolio managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2019, BNY Mellon High Yield Municipal Bond Fund’s (formerly, Dreyfus High Yield Municipal Bond Fund) Class A shares achieved a 7.44% total return, Class C shares returned 6.62%, Class I shares returned 7.71%, Class Y shares returned 7.69%, and Class Z shares returned 7.59%.1 The fund’s benchmark, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), which, unlike the fund, does not include securities rated below investment grade, produced a total return of 8.72%.2

Municipal bonds generally gained from a “flight to quality” and also received support from a shift in Federal Reserve (“Fed”) policy and favorable supply-and-demand dynamics. The fund produced lower returns than the Index mainly due to security selection.

The Fund’s Investment Approach

The fund primarily seeks high current income exempt from federal income tax. Secondarily, the fund may seek capital appreciation to the extent consistent with its primary goal. To pursue its goals, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund normally invests at least 50% of its assets in municipal bonds rated BBB/Baa or lower by independent rating agencies or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. Municipal bonds rated below investment grade (BB/Ba or lower) are commonly known as “high yield” or “junk” bonds. The fund may invest up to 50% of its assets in higher-quality municipal bonds rated AAA/Aaa to A, or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc.

We focus on identifying undervalued sectors and securities and minimize the use of interest-rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by:

• Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and

• Actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

A “Flight to Quality” and Attractive Yields Drove Municipal Bonds

The municipal bond market experienced weakness early in the reporting period, but a variety of factors contributed to a subsequent rebound. Late in 2018, the U.S. economy was experiencing robust growth and a tightening labor market, resulting from the fiscal

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

stimulus of the tax cut passed in December 2017. This raised concerns about inflation, which led the Fed to take a hawkish stance on interest rates. This continued through December 2018, when it raised the federal funds rate by a quarter point.

As economic data became more mixed, investors grew concerned that the Fed was too hawkish. This led to volatility in capital markets and a “flight to quality” that caused Treasury yields to fall and benefited the municipal bond market. The Fed then shifted its stance due to fears about an economic slowdown and the possible economic impact of tariffs. Fed officials said further rate hikes would be “data dependent,” leading many investors to expect a rate reduction later in 2019. In July 2019, the Fed cut the federal funds rate by a quarter point.

Municipal bonds also benefited from favorable supply-and-demand dynamics. New issuance was positive but roughly in line with the same period in 2018. Demand was strong, responding to volatility in other markets, while investors in high-tax states took particular interest in the municipal bond market, as they felt the impact of the federal cap on the deductibility of state and local taxes.

The municipal bond yield curve flattened over the reporting period, with the short end of the curve responding to Fed interest-rate increases. The long end of the curve flattened as investors reached for yield, attracted by the quality and low volatility of the asset class as well as by diminished concerns about inflation.

Generally, credit spreads tightened during the reporting period, with lower-quality issues outperforming those of higher quality. In addition, bonds with maturities of five years or longer outperformed those with shorter maturities.

Fundamentals in the municipal bond market remained healthy. Strong economic growth boosted tax revenues, fiscal balances and “rainy day” funds, though some of this improvement resulted from a one-time acceleration of tax payments after the tax-reform law was enacted. Pension funding also improved, though it remains a long-term concern.

Tobacco-Backed Bonds Hindered Fund Results

The fund lagged the Index over the reporting period, mostly due to security selection. This underperformance was primarily due to selections in the revenue bond sector, especially among tobacco bonds, i.e., those backed by certain states’ settlement of litigation with U.S. tobacco companies. Returns in this segment were hurt by declining consumption of tobacco stemming from the popularity of vaping and by the proposed ban on menthol cigarettes by the U.S. Food and Drug Administration. On the other hand, some underperformance was offset by the fund’s long duration position and an emphasis on higher-yielding segments of the market, which generally outperformed high grade securities due to an overall reach for yield.

A Constructive Investment Posture

We are maintaining a constructive investment posture. We anticipate that U.S. economic growth will slow modestly, given trade tensions and weakening global growth. We

4

expect that the Fed may cut short-term interest rates again before the end of 2019, but we believe rates are generally unlikely to go much lower. Fundamentals are healthy among issuers, and they are largely prepared for any economic slowdown. But we expect supply-and-demand dynamics to become less supportive in the short term, as late in the year there is typically less available for reinvestment from maturing bonds’ coupon payouts. In addition to avoiding municipalities with pension-funding problems, we will selectively add attractively valued bonds if the fundamentals are supportive.

September 16, 2019

1  Total return includes reinvestment of dividends and any capital gains paid. It does not include the maximum initial sales charge in the case of Class A shares, and the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Class I, Class Y, and Class Z shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect an undertaking for the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. through December 31, 2019, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2  Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S.-dollar denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon High Yield Municipal Bond Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A, Class C, Class I and Class Z shares of BNY Mellon High Yield Municipal Bond Fund on 8/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The fund invests primarily in municipal securities. The Index covers the U.S.-dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon High Yield Municipal Bond Fund with a hypothetical investment of $1,000,000 in the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon High Yield Municipal Bond Fund on 8/31/09 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class Y shares and all other applicable fees and expenses on all classes. The fund invests primarily in municipal securities. The Index covers the U.S.-dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 8/31/19
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	3/15/07	2.59%	5.43%	6.12%
without sales charge	3/15/07	7.44%	6.41%	6.61%
Class C shares
with applicable redemption charge †	3/15/07	5.62%	5.62%	5.80%
without redemption	3/15/07	6.62%	5.62%	5.80%
Class I shares	12/15/08	7.71%	6.68%	6.87%
Class Y shares	7/1/13	7.69%	6.69%	6.79%††
Class Z shares	9/30/05	7.59%	6.55%	6.73%
Bloomberg Barclays U.S. Municipal Bond Index		8.72%	3.85%	4.62%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon High Yield Municipal Bond Fund from March 1, 2019 to August 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2019

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$4.45	$8.47	$3.25	$2.99	$3.67
Ending value (after expenses)	$1,079.30	$1,075.20	$1,080.70	$1,080.70	$1,080.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2019

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$4.33	$8.24	$3.16	$2.91	$3.57
Ending value (after expenses)	$1,020.92	$1,017.04	$1,022.08	$1,022.33	$1,021.68

†  Expenses are equal to the fund‘s annualized expense ratio of .85% for Class A, 1.62% for Class C, .62% for Class I, .57% for Class Y and .70% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
August 31, 2019

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 104.7%
Alabama - 2.3%
Birmingham-Jefferson Civic Center Authority, Special Tax Bonds, Ser. B	5.00	7/1/2031	1,850,000		2,298,847
Jefferson County, Revenue Bonds, Refunding, (Insured; Assured Guaranty Municipal Corp.) Ser. C	0/6.60	10/1/2042	5,000,000	[a]	4,886,400
				7,185,247
Arizona - 6.7%
Arizona Industrial Development Authority, Revenue Bonds (Doral Academy of Nevada) Ser. A	5.00	7/15/2049	1,675,000	[b]	1,839,100
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund) Ser. A	5.00	11/1/2044	1,625,000		1,982,403
La Paz County Industrial Development Authority, Revenue Bonds (Harmony Public Schools Project) Ser. A	5.00	2/15/2048	1,600,000		1,850,176
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School)	6.00	7/1/2038	2,250,000	[b]	2,634,615
Tempe Industrial Development Authority, Revenue Bonds (Mirabella at ASU Project) Ser. A	6.13	10/1/2047	1,550,000	[b]	1,786,886
Tempe Industrial Development Authority, Revenue Bonds (Mirabella at ASU Project) Ser. A	6.13	10/1/2052	1,400,000	[b]	1,608,726
The Phoenix Industrial Development Authority, Revenue Bonds (Legacy Traditional Schools Project) Ser. A	6.75	7/1/2044	1,000,000	[b]	1,154,110
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects)	5.00	7/1/2045	1,500,000	[b]	1,612,650
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2046	1,000,000	[b]	1,074,560
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (Downtown Phoenix Student Housing) Ser. A	5.00	7/1/2042	1,500,000		1,766,265

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 104.7% (continued)
Arizona - 6.7% (continued)
The Pima County Industrial Development Authority, Revenue Bonds (American Leadership Academy Project)	5.00	6/15/2047	1,000,000	[b]	1,034,800
The Pima County Industrial Development Authority, Revenue Bonds (American Leadership Academy Project)	5.00	6/15/2052	2,565,000	[b]	2,650,825
				20,995,116
California - 4.4%
California Municipal Finance Authority, Revenue Bonds, Refunding (William Jessup University)	5.00	8/1/2039	1,000,000		1,159,150
California Public Finance Authority, Revenue Bonds (NCCD-Claremont Properties LLC-Claremont Colleges Project) Ser. A	5.00	7/1/2047	1,650,000	[b]	1,761,985
California Statewide Communities Development Authority, Revenue Bonds (California Baptist University) Ser. A	6.38	11/1/2043	2,000,000		2,332,600
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center) Ser. A	5.50	12/1/2058	1,000,000	[b]	1,192,650
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Bentley School) Ser. A	7.00	7/1/2040	1,075,000		1,126,697
San Buenaventura, Revenue Bonds (Community Memorial Health System)	7.50	12/1/2041	1,500,000		1,679,220
Tender Option Bond Trust Receipts (Series 2019-XF2838), (San Francisco California City & County Airports Community International Airport, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 4.00	4.00	5/1/2050	3,890,000	[b,c]	4,373,034
				13,625,336
Colorado - 7.3%
Belleview Station Metropolitan District No. 2, GO, Refunding	5.00	12/1/2036	1,000,000		1,052,620
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, Refunding (Johnson & Wales University) Ser. B	5.00	4/1/2031	1,675,000		1,822,701

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 104.7% (continued)
Colorado - 7.3% (continued)
Colorado Health Facilities Authority, Revenue Bonds (Covenant Retirement Communities)	5.00	12/1/2048	1,500,000	1,757,370
Colorado High Performance Transportation Enterprise, Revenue Bonds	5.00	12/31/2051	1,500,000	1,662,150
Denver City & County, Revenue Bonds, Refunding (United Airlines Inc. Project)	5.00	10/1/2032	4,795,000	5,286,104
Denver International Business Center Metropolitan District No. 1, GO, Ser. B	6.00	12/1/2048	1,000,000	1,057,090
Dominion Water & Sanitation District, Revenue Bonds	6.00	12/1/2046	3,010,000	3,242,703
Hunters Overlook Metropolitan District No. 5, GO, Ser. A	5.00	12/1/2049	1,000,000	1,067,820
Hunters Overlook Metropolitan District No. 5, GO, Ser. A	5.00	12/1/2039	900,000	971,919
Sterling Ranch Community Authority Board, Revenue Bonds (Insured; Municipal Government Guaranteed) Ser. A	5.00	12/1/2047	2,250,000	2,329,470
Tender Option Bond Trust Receipts (Series 2019-XM0767), (Colorado Health Facilities Authority, Revenue Bonds (CommonSpirit Health)) Recourse, Underlying Coupon Rate (%) 4.00	9.08	8/1/2049	2,195,000	[b,c] 2,490,367
				22,740,314
Connecticut - 1.1%
Connecticut Development Authority, Revenue Bonds (Aquarion Water Co. Project)	5.50	4/1/2021	1,500,000	1,585,140
Harbor Point Infrastructure Improvement District, Tax Allocation Bonds, Refunding (Harbor Point Project)	5.00	4/1/2039	1,500,000	[b] 1,707,015
				3,292,155
District of Columbia - 1.3%
District of Columbia, Revenue Bonds (Ingleside Rock Creek Project) Ser. A	5.00	7/1/2052	2,000,000	2,150,200
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding Ser. A	5.00	10/1/2038	1,500,000	1,874,715
				4,024,915

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Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 104.7% (continued)
Florida - 4.8%
Cape Coral Health Facilities Authority, Revenue Bonds, Refunding (Gulf Care Project)	5.88	7/1/2040	1,000,000	[b]	1,101,420
Davie, Revenue Bonds (Nova Southeastern University Project) Ser. A	5.63	4/1/2043	1,000,000		1,111,280
Florida Development Finance Corp., Revenue Bonds (Miami Arts Charter School Project) Ser. A	5.88	6/15/2034	1,250,000	[b]	1,264,638
Florida Development Finance Corp., Revenue Bonds (Waste Pro USA, Inc. Project)	5.00	5/1/2029	1,000,000	[b]	1,108,460
Florida Higher Educational Facilities Financial Authority, Revenue Bonds (Jacksonville University) Ser. A1	5.00	6/1/2048	1,500,000	[b]	1,666,920
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (St. Leo University Project)	5.00	3/1/2030	1,715,000		2,086,246
Lee County Industrial Development Authority, Revenue Bonds (Shell Point/Waterside Health)	5.00	11/15/2049	2,500,000		2,928,475
Pinellas County Industrial Development Authority, Revenue Bonds (Foundation for Global Understanding Inc.)	5.00	7/1/2039	1,000,000		1,179,310
Tender Option Bond Trust Receipts (Series 2019-XF0813), (Fort Myers Florida Utility, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 4.00	4.00	10/1/2049	1,635,000	[b,c]	1,842,784
Village Community Development District No.10, Special Assessment Bonds	6.00	5/1/2044	600,000		684,924
				14,974,457
Georgia - 4.3%
Atlanta, Revenue Bonds, Ser. D	3.50	11/1/2028	1,000,000	[b]	1,044,000
Atlanta Development Authority, Revenue Bonds (Georgia Proton Treatment Center) Ser. A1	7.00	1/1/2040	2,250,000		2,479,185
Burke County Development Authority, Revenue Bonds, Refunding (Oglethorpe power Corp.) Ser. D	4.13	11/1/2045	2,500,000		2,709,875

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 104.7% (continued)
Georgia - 4.3% (continued)
Gainesville & Hall County Development Authority, Revenue Bonds, Refunding (Riverside Military Academy)	5.00	3/1/2047	1,000,000		1,117,390
Marietta Development Authority, Revenue Bonds, Refunding (Life University) Ser. A	5.00	11/1/2047	2,000,000	[b]	2,247,440
Tender Option Bond Trust Receipts (Series 2019-XM0766), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta)) Recourse, Underlying Coupon Rate (%) 4.00	9.59	7/1/2049	3,340,000	[b,c]	3,784,095
				13,381,985
Idaho - .4%
Idaho Health Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Project) Ser. A	5.00	3/1/2037	1,000,000		1,209,980
Illinois - 10.2%
Chicago, GO, Refunding, Ser. A	6.00	1/1/2038	1,000,000		1,200,440
Chicago, GO, Refunding, Ser. C	5.00	1/1/2024	1,250,000		1,385,788
Chicago, GO, Ser. A	5.50	1/1/2049	2,000,000		2,375,340
Chicago, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. 2	5.00	11/1/2031	2,000,000		2,435,040
Chicago, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2039	1,000,000		1,124,040
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2033	1,000,000		1,161,690
Chicago Board of Education, GO, Ser. D	5.00	12/1/2046	1,000,000		1,128,760
Chicago Board of Education, GO, Ser. H	5.00	12/1/2036	2,000,000		2,273,380
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2034	1,000,000		1,156,160
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2048	3,000,000		3,621,090
Illinois, GO, Refunding, Ser. A	5.00	10/1/2028	1,000,000		1,197,750
Illinois, GO, Ser. C	5.00	11/1/2029	1,300,000		1,515,826
Illinois, GO, Ser. D	5.00	11/1/2028	3,500,000		4,099,515
Illinois Finance Authority, Revenue Bonds, Refunding (Rosalind Franklin University)	5.00	8/1/2036	1,075,000		1,257,030

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 104.7% (continued)
Illinois - 10.2% (continued)
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	6.00	7/1/2043	1,000,000	1,139,920
The Illinois Sports Facilities Authority, Revenue Bonds, Refunding (Insured; Build America Mutual)	5.00	6/15/2030	1,500,000	1,888,050
University of Illinois, Revenue Bonds, Refunding, Ser. A	5.50	4/1/2031	1,000,000	1,059,330
University of Illinois, Revenue Bonds, Ser. A	5.00	4/1/2044	1,500,000	1,685,250
				31,704,399
Indiana - 1.8%
Indiana Finance Authority, Revenue Bonds (Greed Bond) (RES Polyflow Indiana)	7.00	3/1/2039	2,000,000	[b] 2,068,560
Indiana Finance Authority, Revenue Bonds (Ohio Valley Electric Corp. Project) Ser. A	5.00	6/1/2039	1,750,000	1,840,912
Indiana Finance Authority, Revenue Bonds (Parkview Health System Obligated Group) Ser. A	5.00	11/1/2043	1,000,000	1,227,900
Indiana Municipal Power Agency, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2037	500,000	601,835
				5,739,207
Iowa - .9%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.25	12/1/2025	2,500,000	2,742,200
Kansas - .7%
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Ser. A	5.25	11/15/2053	1,000,000	1,067,430
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Ser. B	4.00	11/15/2025	1,000,000	1,053,240
				2,120,670
Kentucky - 3.0%
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	4/1/2024	2,500,000	2,752,900
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	5,000,000	5,605,450
Paducah Electric Plant Board, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	10/1/2035	750,000	885,540
				9,243,890

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 104.7% (continued)
Louisiana - .6%
New Orleans Aviation Board, Revenue Bonds, Ser. B	5.00	1/1/2048	1,500,000		1,746,570
Maine - .5%
Maine Health & Higher Educational Facilities Authority, Revenue Bonds (Maine General Medical Center)	7.50	7/1/2032	1,500,000		1,655,910
Maryland - .7%
Maryland Economic Development Corp., Revenue Bonds, Refunding (Townson University Project)	5.00	7/1/2037	1,000,000		1,054,290
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding Ser. B	2.88	7/1/2023	1,000,000		1,052,010
				2,106,300
Massachusetts - 1.5%
Massachusetts Development Finance Agency, Revenue Bonds (Linden Ponds)	5.00	11/15/2028	1,500,000	[b]	1,758,285
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles)	5.00	10/1/2057	1,500,000	[b]	1,658,730
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2026	1,000,000		1,218,010
				4,635,025
Michigan - 4.6%
Detroit, GO	5.00	4/1/2020	1,000,000		1,015,370
Detroit Water Supply System, Revenue Bonds, Ser. A	5.00	7/1/2031	1,000,000		1,058,130
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2032	1,000,000		1,160,750
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	500,000		573,800
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health) Ser. 2016	5.00	12/1/2045	2,380,000		2,801,879
Michigan Strategic Fund, Revenue Bonds, Refunding (Genesee Power Station Project)	7.50	1/1/2021	900,000		899,865
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Refunding, Ser. C	0.00	6/1/2058	114,680,000	[d]	3,674,347

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 104.7% (continued)
Michigan - 4.6% (continued)
Tender Option Bond Trust Receipts (Series 2019-XF2837), (Michigan State Finance Authority, Revenue Bonds (Henry Ford Health System)) Recourse, Underlying Coupon Rate (%) 4.00	9.19	11/15/2050	2,930,000	[b,c]	3,261,470
				14,445,611
Missouri - 2.8%
Missouri Health & Educational Facilities Authority, Revenue Bonds (Lutheran Senior Services Projects) Ser. A	5.00	2/1/2036	1,000,000		1,142,260
Missouri Health & Educational Facilities Authority, Revenue Bonds (The Washington University) Refunding, Ser. B	1.40	9/1/2030	1,000,000	[e]	1,000,000
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (Lutheran Senior Services Projects)	5.00	2/1/2046	1,000,000		1,126,120
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (Lutheran Senior Services Projects) Ser. B	2.88	2/1/2022	1,360,000		1,370,227
The St. Louis Industrial Development Authority, Revenue Bonds, Refunding (Ballpark Village Development Project) Ser. A	4.75	11/15/2047	2,500,000		2,745,550
The St. Louis Missouri Industrial Development Authority, Tax Allocation Bonds (St. Louis Innovation District Project)	4.38	5/15/2036	1,200,000		1,242,288
				8,626,445
Nevada - 1.4%
Nevada Department of Business & Industry, Revenue Bonds (Somerset Academy) Ser. A	5.00	12/15/2048	1,500,000	[b]	1,608,315
North Las Vegas, Special Assessment Bonds	4.63	6/1/2049	1,000,000		1,063,740
North Las Vegas, Special Assessment Bonds	4.63	6/1/2043	500,000		534,280
Reno, Revenue Bonds, Refunding Ser. D	0.00	7/1/2058	13,000,000	[b,d]	1,225,640
				4,431,975

17

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 104.7% (continued)
New Jersey - 5.3%
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Inc. Project) Ser. A	5.00	6/15/2039	825,000	[b]	900,116
New Jersey Economic Development Authority, Revenue Bonds (Continental Airlines Inc. Project)	5.13	9/15/2023	1,000,000		1,084,010
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. WW	5.25	6/15/2040	1,250,000		1,427,087
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	1,000,000		1,173,270
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (Stockton University) Ser. A	5.00	7/1/2041	1,000,000		1,175,140
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	4,730,000		5,432,878
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2046	1,500,000		1,761,060
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.25	6/15/2043	1,000,000		1,207,470
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2023	475,000		541,918
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2042	1,500,000		1,765,230
				16,468,179
New Mexico - .7%
Farmington, Revenue Bonds, Refunding (Public Service Company of New Mexico) Ser. F	6.25	6/1/2040	2,200,000		2,274,382
New York - 7.3%
New York City, GO, Refunding (LOC; TD Bank) Ser. I4	1.39	4/1/2036	2,500,000	[e]	2,500,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. B4	1.42	6/15/2045	1,500,000	[e]	1,500,000
New York Counties Tobacco Trust V, Revenue Bonds, Ser. S2	0.00	6/1/2050	14,325,000	[d]	2,210,777
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,500,000	[b]	2,776,975

18

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 104.7% (continued)
New York - 7.3% (continued)
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2034	1,000,000	1,212,580
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2046	2,000,000	2,238,160
New York Transportation Development Corp., Revenue Bonds, Refunding (American Airlines Inc.)	5.00	8/1/2021	4,000,000	4,239,720
Tender Option Bond Trust Receipts (Series 2019-XM0771), (Metropolitan Transportation Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)) Non-recourse, Underlying Coupon Rate (%) 4.00	4.00	11/15/2048	3,360,000	[b,c] 3,850,518
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2048	2,335,000	2,316,086
				22,844,816
Ohio - 1.6%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Ser. A2	6.50	6/1/2047	1,000,000	1,025,010
Centerville, Revenue Bonds, Refunding (Graceworks Lutheran Services)	5.25	11/1/2047	1,200,000	1,325,448
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.00	2/15/2057	1,000,000	1,130,310
Ohio Air Quality Development Authority, Revenue Bonds, Refunding (Ohio Valley Electric)	3.25	9/1/2029	1,500,000	1,558,470
				5,039,238
Oklahoma - .9%
Oklahoma Development Finance Authority, Revenue Bonds (OU Medicine Project) Ser. B	5.25	8/15/2048	1,500,000	1,810,335
Tulsa County Industrial Authority, Revenue Bonds, Refunding (Montereau Inc. Project)	5.25	11/15/2037	1,000,000	1,156,540
				2,966,875

19

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 104.7% (continued)
Oregon - 1.1%
Clackmas County Hospital Facility Authority, Revenue Bonds, Refunding (Senior Living-Willamette View Project) Ser. A	5.00	11/15/2047	1,500,000		1,724,280
Warm Springs Reservation Confederated Tribe, Revenue Bonds (Pelton Round Butte Project) Ser. B	6.38	11/1/2033	1,000,000		1,008,360
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/1/2039	600,000	[b]	711,900
				3,444,540
Pennsylvania - 7.3%
Allentown City School District, GO (Insured; Build America Mutual) Ser. C	5.00	2/1/2037	1,000,000		1,249,340
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds (City Center Project	5.00	5/1/2042	1,250,000	[b]	1,421,975
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds (City Center Project)	5.00	5/1/2042	1,500,000	[b]	1,690,725
Berks County Industrial Development Authority, Revenue Bonds, Refunding (Tower Health Project)	5.00	11/1/2047	2,500,000		2,937,625
Chester County Industrial Development Authority, Special Assessment Bonds (Woodlands at Graystone Project)	5.13	3/1/2048	1,050,000	[b]	1,128,078
Crawford County Hospital Authority, Revenue Bonds, Refunding (Meadville Medical Center Project) Ser. A	6.00	6/1/2046	1,000,000		1,165,180
Lancaster County Hospital Authority, Revenue Bonds, Refunding (Brethren Village Project)	5.25	7/1/2041	1,000,000		1,106,570
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2034	1,000,000		1,142,180

20

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 104.7% (continued)
Pennsylvania - 7.3% (continued)
Montgomery County Industrial Development Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities)	5.00	11/15/2036	2,500,000		2,958,425
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Greed Bond) (Covanta Project)	3.25	8/1/2039	850,000	[b]	854,208
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Philadelphia Biosolids Facility Project)	6.25	1/1/2032	1,000,000		1,013,120
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Sciences)	5.00	11/1/2033	1,000,000		1,144,630
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 114A	3.35	10/1/2026	1,500,000		1,540,575
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2036	1,000,000		1,186,810
Tender Option Bond Trust Receipts (Series 2016-XM0373), (Geisinger Authority, Revenue Bonds (Geisinger Health System)) Non-recourse, Underlying Coupon Rate (%) 5.13	11.71	6/1/2041	2,000,000	[b,c]	2,116,180
				22,655,621
South Carolina - .5%
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. E	5.25	12/1/2055	1,400,000		1,637,944
Tennessee - .6%
Nashville Metropolitan Government & Davidson County Health & Educational Facilities Board, Revenue Bonds (Vanderbilt University Medical Center)	5.00	7/1/2046	1,500,000		1,755,165
Texas - 8.0%
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	5.00	12/1/2046	1,100,000		1,244,496
Austin Convention Enterprises, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2032	1,000,000		1,174,230
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	1/1/2045	1,000,000		1,145,030

21

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 104.7% (continued)
Texas - 8.0% (continued)
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership) Ser. A	5.75	8/15/2045	1,500,000		1,657,725
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership) Ser. D	6.13	8/15/2048	3,950,000		4,452,558
Houston, Revenue Bonds, Refunding (United Airlines) Ser. A	6.50	7/15/2030	1,500,000		1,624,560
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	2,000,000	[b]	2,162,500
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds (NCCD-College Station Properties) Ser. A	5.00	7/1/2035	1,750,000		1,663,235
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Presbyterian Village North Project)	5.25	10/1/2049	3,000,000		3,345,600
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Westminster Manor Project)	5.00	11/1/2040	1,000,000		1,122,030
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds (Buckingham Senior Living Community, Inc. Project)	5.25	11/15/2035	1,000,000	[f]	700,000
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation)	5.00	12/31/2055	1,000,000		1,124,170
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation)	5.00	12/31/2050	1,000,000		1,127,260
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	1,500,000		1,778,775
Texas Public Finance Authority Charter School Finance Corp., Revenue Bonds (Burnham Wood Charter Project) Ser. A	6.25	9/1/2036	565,000		565,791
				24,887,960
U.S. Related - 3.7%
Puerto Rico, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2035	1,000,000		1,052,450

22

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 104.7% (continued)
U.S. Related - 3.7% (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. CC	5.25	7/1/2034	1,000,000		1,119,790
Puerto Rico Sales Tax Financing Corp., Revenue Bonds	0.00	8/1/2046	944,238	[d]	129,833
Puerto Rico Sales Tax Financing Corp., Revenue Bonds	0.00	8/1/2046	2,867,438	[d]	2,086,061
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.50	7/1/2034	6,544,000		7,005,090
				11,393,224
Utah - .7%
Utah Infrastructure Agency, Revenue Bonds, Refunding, Ser. A	5.00	10/15/2040	2,000,000		2,177,800
Virginia - 2.3%
Chesterfield County Economic Development Authority, Revenue Bonds, Refunding (Brandermill Woods Project)	5.13	1/1/2043	155,000		159,869
Fairfax County Economic Development Authority, Revenue Bonds, Refunding (Goodwin House) Ser. A	5.00	10/1/2042	1,750,000		1,970,290
Norfolk Redevelopment & Housing Authority, Revenue Bonds (Fort Norfolk Retirement Community) Ser. A	5.00	1/1/2049	1,000,000		1,088,140
Virginia College Building Authority, Revenue Bonds (Green Bond) (Marymount University Project)	5.00	7/1/2045	500,000	[b]	539,190
Virginia College Building Authority, Revenue Bonds, Refunding (Marymount University Project) Ser. A	5.00	7/1/2045	1,000,000	[b]	1,078,380
Virginia Small Business Financing Authority, Revenue Bonds (Covanta Project)	5.00	7/1/2038	750,000	[b]	804,353
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2052	1,400,000		1,620,290
				7,260,512
Washington - 2.5%
Port of Seattle, Revenue Bonds	4.00	4/1/2044	1,000,000		1,127,860
Washington Convention Center Public Facilities District, Revenue Bonds	5.00	7/1/2058	3,000,000		3,586,470

23

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 104.7% (continued)
Washington - 2.5% (continued)
Washington Housing Finance Commission, Revenue Bonds, Refunding (Presbyterian Retirement Communities Northwest) Ser. A	5.00	1/1/2046	2,800,000	[b] 3,114,048
				7,828,378
Wisconsin - .9%
Public Finance Authority, Revenue Bonds (Southminster)	5.00	10/1/2043	2,000,000	[b] 2,234,920
Public Finance Authority, Revenue Bonds, Refunding (Mary's Woods At Marylhurst)	5.25	5/15/2037	625,000	[b] 712,200
				2,947,120
Total Long-Term Municipal Investments (cost $305,410,919)			326,209,461
	Annualized Yield (%)
Short-Term Investments - .1%
U.S. Government Securities
U.S. Treasury Bills (cost $249,131)	3.80	11/7/2019	250,000	[g,h] 249,123
Total Investments (cost $305,660,050)			104.8%	326,458,584
Liabilities, Less Cash and Receivables			(4.8%)	(14,873,134)
Net Assets			100.0%	311,585,450

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2019, these securities were valued at $78,658,346 or 25.24% of net assets.

c Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

d Security issued with a zero coupon. Income is recognized through the accretion of discount.

e The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

f Non-income producing—security in default.

g Held by a counterparty for open exchange traded derivative contracts.

h Security is a discount security. Income is recognized through the accretion of discount.

24

Portfolio Summary (Unaudited) †	Value (%)
Education	16.5
General	14.4
Nursing Homes	14.2
Development	12.7
Medical	10.8
Water	6.9
Transportation	6.2
General Obligation	5.3
Tobacco Settlement	4.7
Airport	4.2
Power	2.1
Housing	2.0
School District	1.9
Pollution	1.3
Special Tax	.7
Single Family Housing	.5
Utilities	.3
Government	.1
104.8

† Based on net assets.

See notes to financial statements.

25

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
EURIBOR	Euro Interbank Offered Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LIBOR	London Interbank Offered Rate	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	NAN	Note Anticipation Notes
MERLOTS	Municipal Exempt Receipts Liquidity Option Tender	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFRRATE	Secured Overnight Financing Rate	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

See notes to financial statements.

26

STATEMENT OF FUTURES
August 31, 2019

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Short
U.S. Treasury Ultra Long Bond	46	12/19	9,172,964	9,082,125	90,839
Gross Unrealized Appreciation				90,839

See notes to financial statements.

27

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	305,660,050	326,458,584
Cash		226,883
Receivable for investment securities sold		4,367,679
Interest receivable		3,159,032
Receivable for shares of Common Stock subscribed		588,438
Prepaid expenses		48,473
		334,849,089
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		170,820
Payable for floating rate notes issued—Note 4		14,320,000
Payable for investment securities purchased		8,307,690
Payable for shares of Common Stock redeemed		375,027
Interest and expense payable related to floating rate notes issued—Note 4		11,594
Payable for futures variation margin—Note 4		10,062
Directors fees and expenses payable		4,502
Other accrued expenses		63,944
		23,263,639
Net Assets ($)		311,585,450
Composition of Net Assets ($):
Paid-in capital		297,218,945
Total distributable earnings (loss)		14,366,505
Net Assets ($)		311,585,450

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	110,928,370	18,747,564	128,138,949	272,542	53,498,025
Shares Outstanding	8,582,970	1,451,124	9,932,398	21,109	4,146,452
Net Asset Value Per Share ($)	12.92	12.92	12.90	12.91	12.90

See notes to financial statements.

28

STATEMENT OF OPERATIONS
Year Ended August 31, 2019

Investment Income ($):
Interest Income	12,388,842
Expenses:
Management fee—Note 3(a)	1,237,934
Shareholder servicing costs—Note 3(c)	367,878
Distribution/Service Plan fees—Note 3(b)	184,440
Registration fees	89,113
Professional fees	81,748
Interest and expense related to floating rate notes issued—Note 4	37,030
Directors’ fees and expenses—Note 3(d)	26,974
Prospectus and shareholders’ reports	13,244
Custodian fees—Note 3(c)	6,026
Loan commitment fees—Note 2	5,537
Miscellaneous	33,484
Total Expenses	2,083,408
Less—reduction in expenses due to undertaking—Note 3(a)	(575)
Net Expenses	2,082,833
Investment Income—Net	10,306,009
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,238,753)
Net realized gain (loss) on futures	(402,121)
Net Realized Gain (Loss)	(1,640,874)
Net change in unrealized appreciation (depreciation) on investments	11,630,989
Net change in unrealized appreciation (depreciation) on futures	90,839
Net Change in Unrealized Appreciation (Depreciation)	11,721,828
Net Realized and Unrealized Gain (Loss) on Investments	10,080,954
Net Increase in Net Assets Resulting from Operations	20,386,963

See notes to financial statements.

29

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2019	2018[a]
Operations ($):
Investment income—net	10,306,009	7,379,749
Net realized gain (loss) on investments	(1,640,874)	4,423,128
Net change in unrealized appreciation (depreciation) on investments	11,721,828	(484,945)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,386,963	11,317,932
Distributions ($):
Distributions to shareholders:
Class A	(3,485,251)	(2,676,353)
Class C	(514,200)	(539,788)
Class I	(4,204,114)	(2,190,141)
Class Y	(20,717)	(65,491)
Class Z	(2,010,089)	(2,187,486)
Total Distributions	(10,234,371)	(7,659,259)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	49,355,538	47,481,162
Class C	7,510,586	3,568,757
Class I	86,937,899	66,460,055
Class Y	15,209	543,008
Class Z	1,343,863	1,983,972
Distributions reinvested:
Class A	2,792,124	1,986,682
Class C	405,606	372,919
Class I	4,069,488	2,016,848
Class Y	14,021	46,878
Class Z	1,576,390	1,717,996
Cost of shares redeemed:
Class A	(30,655,601)	(18,166,121)
Class C	(6,724,601)	(5,349,105)
Class I	(56,323,585)	(22,103,991)
Class Y	(1,034,025)	(770,547)
Class Z	(3,755,959)	(8,067,153)
Increase (Decrease) in Net Assets from Capital Stock Transactions	55,526,953	71,721,360
Total Increase (Decrease) in Net Assets	65,679,545	75,380,033
Net Assets ($):
Beginning of Period	245,905,905	170,525,872
End of Period	311,585,450	245,905,905

30

	Year Ended August 31,
	2019	2018[a]
Capital Share Transactions (Shares):
Class Ab
Shares sold	3,984,924	3,836,401
Shares issued for distributions reinvested	225,799	161,149
Shares redeemed	(2,504,741)	(1,477,198)
Net Increase (Decrease) in Shares Outstanding	1,705,982	2,520,352
Class Cb
Shares sold	607,421	288,486
Shares issued for distributions reinvested	32,828	30,294
Shares redeemed	(546,049)	(434,154)
Net Increase (Decrease) in Shares Outstanding	94,200	(115,374)
Class I
Shares sold	7,055,358	5,375,974
Shares issued for distributions reinvested	329,843	163,808
Shares redeemed	(4,607,112)	(1,801,095)
Net Increase (Decrease) in Shares Outstanding	2,778,089	3,738,687
Class Y
Shares sold	1,230	44,136
Shares issued for distributions reinvested	1,142	3,810
Shares redeemed	(83,874)	(62,153)
Net Increase (Decrease) in Shares Outstanding	(81,502)	(14,207)
Class Z
Shares sold	108,682	161,602
Shares issued for distributions reinvested	127,856	139,753
Shares redeemed	(306,349)	(658,316)
Net Increase (Decrease) in Shares Outstanding	(69,811)	(356,961)

[a] Distributions to shareholders include $2,570,399 Class A, $510,788 Class C, $2,108,101 Class I, $62,755 Class Y and $2,093,327 Class Z distributions from investment income—net and $105,954 Class A, $29,000 Class C, $82,040 Class I, $2,736 Class Y and $94,159 Class Z distributions from net realized gains.

[b] During the period ended August 31, 2019, 991 Class C shares representing $12,358 were automatically converted to 990 Class A shares and during the period ended August 31, 2018, 5,430 Class C shares representing $67,269 were automatically converted to 5,431 Class A shares

See notes to financial statements.

31

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data ($):
Net asset value, beginning of period	12.49	12.25	12.51	11.63		11.63
Investment Operations:
Investment income—net [a]	.47	.47	.45	.56		.50
Net realized and unrealized gain (loss) on investments	.43	.26	(.25)	.88		.00	[b]
Total from Investment Operations	.90	.73	.20	1.44		.50
Distributions:
Dividends from investment income—net	(.46)	(.47)	(.45)	(.56)		(.49)
Dividends from net realized gain on investments	(.01)	(.02)	(.01)	(.00)	[b]	(.01)
Total Distributions	(.47)	(.49)	(.46)	(.56)		(.50)
Net asset value, end of period	12.92	12.49	12.25	12.51		11.63
Total Return (%)[c]	7.44	6.10	1.76	12.71		4.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.95	1.00	1.03		1.03
Ratio of net expenses to average net assets	.86	.87	.98	1.03		1.03
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.02	.01	.01		.00	[d]
Ratio of net investment income to average net assets	3.80	3.83	3.85	4.68		4.26
Portfolio Turnover Rate	39.68	34.62	32.84	12.46		26.66
Net Assets, end of period ($ x 1,000)	110,928	85,904	53,364	64,917		37,305

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amount represents less than .01%.

See notes to financial statements.

32

Class C Shares	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data ($):
Net asset value, beginning of period	12.49	12.25	12.51	11.64		11.64
Investment Operations:
Investment income—net [a]	.38	.37	.37	.49		.41
Net realized and unrealized gain (loss) on investments	.43	.27	(.26)	.86		.00	[b]
Total from Investment Operations	.81	.64	.11	1.35		.41
Distributions:
Dividends from investment income—net	(.37)	(.38)	(.36)	(.48)		(.40)
Dividends from net realized gain on investments	(.01)	(.02)	(.01)	(.00)	[b]	(.01)
Total Distributions	(.38)	(.40)	(.37)	(.48)		(.41)
Net asset value, end of period	12.92	12.49	12.25	12.51		11.64
Total Return (%)[c]	6.62	5.31	.98	11.89		3.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.63	1.71	1.77	1.80		1.80
Ratio of net expenses to average net assets	1.62	1.63	1.75	1.80		1.80
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.02	.01	.01		.00	[d]
Ratio of net investment income to average net assets	3.05	3.06	3.10	4.08		3.51
Portfolio Turnover Rate	39.68	34.62	32.84	12.46		26.66
Net Assets, end of period ($ x 1,000)	18,748	16,943	18,030	20,935		15,780

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amount represents less than .01%.

See notes to financial statements.

33

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data ($):
Net asset value, beginning of period	12.47	12.23	12.49	11.61		11.62
Investment Operations:
Investment income—net [a]	.50	.49	.49	.58		.53
Net realized and unrealized gain (loss) on investments	.43	.27	(.26)	.89		(.01)
Total from Investment Operations	.93	.76	.23	1.47		.52
Distributions:
Dividends from investment income—net	(.49)	(.50)	(.48)	(.59)		(.52)
Dividends from net realized gain on investments	(.01)	(.02)	(.01)	(.00)	[b]	(.01)
Total Distributions	(.50)	(.52)	(.49)	(.59)		(.53)
Net asset value, end of period	12.90	12.47	12.23	12.49		11.61
Total Return (%)	7.71	6.37	2.00	13.02		4.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.62	.72	.75	.80		.79
Ratio of net expenses to average net assets	.62	.63	.72	.80		.78
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.02	.01	.01		.00	[c]
Ratio of net investment income to average net assets	4.04	4.07	4.09	4.91		4.52
Portfolio Turnover Rate	39.68	34.62	32.84	12.46		26.66
Net Assets, end of period ($ x 1,000)	128,139	89,203	41,770	32,885		14,756

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount represents less than .01%.

See notes to financial statements.

34

Class Y Shares	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data ($):
Net asset value, beginning of period	12.48	12.24	12.50	11.61		11.62
Investment Operations:
Investment income—net [a]	.51	.50	.49	.60		.54
Net realized and unrealized gain (loss) on investments	.42	.26	(.26)	.87		(.01)
Total from Investment Operations	.93	.76	.23	1.47		.53
Distributions:
Dividends from investment income—net	(.49)	(.50)	(.48)	(.58)		(.53)
Dividends from net realized gain on investments	(.01)	(.02)	(.01)	(.00)	[b]	(.01)
Total Distributions	(.50)	(.52)	(.49)	(.58)		(.54)
Net asset value, end of period	12.91	12.48	12.24	12.50		11.61
Total Return (%)	7.69	6.37	2.03	12.99		4.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.59	.68	.73	.76		.78
Ratio of net expenses to average net assets	.59	.63	.72	.75		.75
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.02	.01	.01		.01
Ratio of net investment income to average net assets	4.10	4.06	4.12	4.91		4.58
Portfolio Turnover Rate	39.68	34.62	32.84	12.46		26.66
Net Assets, end of period ($ x 1,000)	273	1,280	1,430	4,840		2,954

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

35

FINANCIAL HIGHLIGHTS (continued)

Class Z Shares	Year Ended August 31,
	2019	2018	2017	2016		2015
Per Share Data ($):
Net asset value, beginning of period	12.47	12.23	12.49	11.64		11.64
Investment Operations:
Investment income—net [a]	.49	.49	.48	.61		.51
Net realized and unrealized gain (loss) on investments	.43	.26	(.27)	.84		.01
Total from Investment Operations	.92	.75	.21	1.45		.52
Distributions:
Dividends from investment income—net	(.48)	(.49)	(.46)	(.60)		(.51)
Dividends from net realized gain on investments	(.01)	(.02)	(.01)	(.00)	[b]	(.01)
Total Distributions	(.49)	(.51)	(.47)	(.60)		(.52)
Net asset value, end of period	12.90	12.47	12.23	12.49		11.64
Total Return (%)	7.59	6.25	1.88	12.78		4.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.80	.89	.93		.93
Ratio of net expenses to average net assets	.71	.73	.85	.93		.92
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.02	.01	.01		.00	[c]
Ratio of net investment income to average net assets	3.96	3.96	3.98	5.06		4.38
Portfolio Turnover Rate	39.68	34.62	32.84	12.46		26.66
Net Assets, end of period ($ x 1,000)	53,498	52,576	55,931	65,915		62,027

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount represents less than .01%.

See notes to financial statements.

36

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon High Yield Municipal Bond Fund (the “fund”) is a separate non-diversified series of BNY Mellon Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek high current income exempt from federal income tax. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus High Yield Municipal Bond Fund to BNY Mellon High Yield Municipal Bond Fund and the Company changed its name from Dreyfus Municipal Funds, Inc. to BNY Mellon Municipal Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T, Class Y and Class Z. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

37

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

38

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities and futures are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

39

NOTES TO FINANCIAL STATEMENTS (continued)

These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Municipal Securities	-	326,209,461	-	326,209,461
U.S. Treasury	-	249,123	-	249,123
Other Financial Instruments:
Futures††	90,839	-	-	90,839
Liabilities ($)
Floating Rate Notes†††	-	(14,320,000)	-	(14,320,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

††† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by

40

capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $593,908, accumulated capital losses $6,592,672 and unrealized appreciation $20,705,288.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2019. The fund has $1,654,419 of short-term capital losses and $4,938,253 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2019 and August 31, 2018 were as follows: tax-exempt income $10,063,245 and $7,345,370, and ordinary income $171,126 and $313,889, respectively.

During the period ended August 31, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment for capital loss carryover expiration, amortization adjustments and dividend reclassification, the fund increased total distributable earnings (loss) by $5,905,662 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

41

NOTES TO FINANCIAL STATEMENTS (continued)

(e) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended August 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .45% of the value of the fund’s average daily net assets and is payable monthly. Effective as of December 31, 2018, the Board approved a reduction in the management fee from an annual rate of .50% to an annual rate of .45% of the value of the fund’s average daily net assets.

42

The Adviser had contractually agreed, from September 1, 2018 through January 27, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the total annual fund operating expenses of Class A, Class C, Class I, Class Y and Class Z shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commission, commitment fees on borrowings and extraordinary expenses) did not exceed .61% of the value of the fund’s average daily net assets. The Adviser has contractually agreed, from January 28, 2019 through December 31, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of Class A, Class C, Class I, Class Y and Class Z shares (including certain expenses as described above) do not exceed an annual rate of .85%, 1.61%, .61%, .61% and .73%, respectively, of the value of the fund’s average daily net assets. On or after December 31, 2019, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $575 during the period ended August 31, 2019.

During the period ended August 31, 2019, the Distributor retained $14,654 from commissions earned on sales of the fund’s Class A shares and $5,662 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2019, Class C shares were charged $127,351 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares and servicing shareholder accounts at an amount not to exceed an annual rate of .25% of the value of the average daily net assets of Class Z shares. During the period ended August 31, 2019, Class Z shares were charged $57,089 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August

43

NOTES TO FINANCIAL STATEMENTS (continued)

31, 2019, Class A and Class C shares were charged $231,144 and $42,450, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2019, the fund was charged $23,210 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2019, the fund was charged $6,026 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended August 31, 2019, the fund was charged $556 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended August 31, 2019, the fund was charged $11,539 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $116,181, Distribution Plan fees $16,344, Shareholder Services Plan fees $26,957, custodian fees $3,226, Chief Compliance Officer fees $2,252 and transfer agency fees $5,860.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

44

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended August 31, 2019, amounted to $161,174,725 and $104,641,012, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a

45

NOTES TO FINANCIAL STATEMENTS (continued)

recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2019 was approximately $1,669,100, with a related weighted average annualized interest rate of 2.22%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended August 31, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at Auagust 31, 2019 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended August 31, 2019:

Average Market Value ($)
Interest rate futures	2,126,947

At August 31, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was $291,433,296; accordingly, accumulated net unrealized appreciation on investments was $20,705,288, consisting of $21,473,951 gross unrealized appreciation and $768,663 gross unrealized depreciation.

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon High Yield Municipal Bond Fund (formerly, Dreyfus High Yield Municipal Bond Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon High Yield Municipal Bond Fund (the “Fund”) (formerly, Dreyfus High Yield Municipal Bond Fund) (one of the funds constituting BNY Mellon Municipal Funds, Inc.), including the statements of investments and futures, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Municipal Funds, Inc.) at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
October 24, 2019

47

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2019 as “exempt-interest dividends” (not generally subject to regular federal income tax) except $8,931 that is being reported as an ordinary income distribution for reporting purposes. The fund also hereby reports $.0078 per share as a short-term capital gain distribution paid on December 28, 2018. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2019 calendar year on Form 1099-DIV, which will be mailed in early 2020.

48

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 120

———————

Joni Evans (77)
Board Member (1991)
Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 20

———————

Joan Gulley (72)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 50

———————

Ehud Houminer (79)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 50

———————

49

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Alan H. Howard (60)
Board Member (2018)
Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – present)

• President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board Member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019); Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – 2019)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2014 – present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, a designer and manufacturer of watches, Director (1997-present)

No. of Portfolios for which Board Member Serves: 20

———————

Robin A. Melvin (56)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 97

———————

Burton N. Wallack (68)
Board Member (1991)
Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

Board member, Mount Sinai Hospital (2017-present)

No. of Portfolios for which Board Member Serves: 20

———————

Benaree Pratt Wiley (73)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 76

———————

50

INTERESTED BOARD MEMBER

Gordon J. Davis (78)
Board Member (1995)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

51

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since January 2018.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 31 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

52

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

53

For More Information

BNY Mellon High Yield Municipal Bond Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DHYAX Class C: DHYCX Class I: DYBIX Class Y: DHYYX Class Z: DHMBX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 6165AR0819

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $71,686 in 2018 and $73,940 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $20,838 in 2018 and $20,685 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $9,033 in 2018 and $6,895 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,357 in 2018 and $1,317 in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,579,325 in 2018 and $21,511,200 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Municipal Funds, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    October 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    October 25, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    October 25, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)